EXHIBIT 10.57


                          RESTATED AMENDMENT NUMBER TWO
                                       TO
                           LOAN AND SECURITY AGREEMENT

         This Restated Amendment Number Two to Loan and Security Agreement ("Amendment") is entered into as of September 30, 1998, by and among FOOTHILL CAPITAL CORPORATION, a California corporation ("Foothill"), and K-TEL INTERNATIONAL (USA), INC., DOMINION ENTERTAINMENT, INC., K-TEL CONSUMER PRODUCTS, INC., K-TEL TV, INC. and K-TEL VIDEO, INC., all of which are Minnesota corporations (jointly "Borrowers"), in light of the following:

         FACT ONE: Borrowers and Foothill have previously entered into that certain Loan and Security Agreement, dated as of November 20, 1997 (as amended, the "Agreement").

         FACT TWO: Borrowers and Foothill desire to further amend the Agreement as provided for and on the conditions herein.

         NOW, THEREFORE, Borrowers and Foothill hereby amend and supplement the Agreement as follows:

         1. DEFINITIONS. All initially capitalized terms used in this Amendment shall have the meanings given to them in the Agreement unless specifically defined herein.

         2. AMENDMENTS.

                  (a) The definition of Intangible Assets in Section 1.1 of the Agreement is amended to read as follows:

                  "'Intangible Assets' means, with respect to any Person, that portion of the book value of all of such Person's assets that would be treated as intangibles under GAAP, and specifically including such Person's goodwill and prepaid assets, and excluding the Library."

                  (b) Section 7.20 of the Agreement is amended to read as follows:


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                  "FINANCIAL COVENANTS. Have Parent fail to have Tangible Net
         Worth of at least the following amounts, as of the dates set forth below, and for the quarters ending September 30, 1998 through September 30, 1999 such amounts shall be increased by the aggregate amount of monies received by Parent upon exercise of outstanding stock options up to $1,000,000:

                   Minimum Tangible Net Worth         Fiscal Quarter Ending
                   --------------------------         ---------------------

                            $700,000                  September 30, 1998
                            $700,000                  December 31, 1998
                            $400,000                  March 31, 1999
                            $500,000                  June 30, 1999
                            $425,000                  September 30, 1999
                            $8,000,000                December 31, 1999 and
                                                        thereafter"

         3. REPRESENTATIONS AND WARRANTIES. Borrowers hereby affirms to Foothill that all of Borrowers' representations and warranties set forth in the Agreement are true, complete and accurate in all respects as of the date hereof.

         4. NO DEFAULTS. Borrowers hereby affirm to Foothill that no Event of Default has occurred and is continuing as of the date hereof.

         5. CONDITION PRECEDENT. The effectiveness of this Amendment is expressly conditioned upon the following:

                  (a) Payment by Borrowers to Foothill of a fee in the aggregate amount of $3,500 (of which $2,500 has previously been paid by Borrowers) such fee to be charged to Borrowers' loan account pursuant to Section 2.5(d) of the Agreement; and

                  (b) Receipt by Foothill of an executed copy of this Amendment.

         6. COSTS AND EXPENSES. Borrowers shall pay to Foothill all of Foothill's out-of-pocket costs and expenses (including, without limitation, the fees and expenses of its counsel, which counsel may include any local counsel deemed necessary, search fees, filing and recording fees, documentation fees, appraisal fees, travel expenses, and other fees) arising in connection with the preparation, execution, and delivery of this Amendment and all related documents.

         7. LIMITED EFFECT. In the event of a conflict between the terms and provisions of this Amendment and the terms and provisions of the Agreement, the terms and provisions of this Amendment shall govern. In all other respects, the Agreement, as amended and supplemented hereby, shall remain in full force and effect. This Amendment amends, restates and replaces in its entirety Amendment Number Two to Loan and Security Agreement.

         8. COUNTERPARTS; EFFECTIVENESS. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed and delivered shall be deemed to be an original. All such


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counterparts, taken together, shall constitute but one and the same Amendment.
This Amendment shall become effective upon the execution of a counterpart of this Amendment by each of the parties hereto.

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first set forth above.

                                        FOOTHILL CAPITAL CORPORATION,
                                        a California corporation


                                        By:
                                              -----------------------------
                                        Title:
                                              -----------------------------


                                        K-TEL INTERNATIONAL (USA), INC.,
                                        a Minnesota corporation


                                        By:
                                              -----------------------------
                                        Title:
                                              -----------------------------


                                        DOMINION ENTERTAINMENT, INC.,
                                        a Minnesota corporation


                                        By:
                                              -----------------------------
                                        Title:
                                              -----------------------------


                                        K-TEL CONSUMER PRODUCTS, INC.,
                                        a Minnesota corporation


                                        By:
                                              -----------------------------
                                        Title:
                                              -----------------------------


                                        K-TEL TV, INC.,
                                        a Minnesota corporation


                                        By:
                                              -----------------------------
                                        Title:
                                              -----------------------------


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                                        K-TEL VIDEO, INC.,
                                        a Minnesota corporation


                                        By:
                                              -----------------------------
                                        Title:
                                              -----------------------------


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         The undersigned has executed a Continuing Guaranty in favor of Foothill
Capital Corporation ("Foothill") respecting the obligations of the Borrowers, as defined in the attached Amendment, owing to Foothill. The undersigned acknowledges the terms of the above Amendment and reaffirms and agrees that: its Continuing Guaranty remains in full force and effect; nothing in such Continuing Guaranty obligates Foothill to notify the undersigned of any changes in the financial accommodations made available to Borrowers or to seek reaffirmations of the Continuing Guaranty; and no requirement to so notify the undersigned or to seek reaffirmations in the future shall be implied by the execution of this reaffirmation.

                                        K-TEL INTERNATIONAL, INC.
                                        a Minnesota corporation


                                        By:
                                              -----------------------------
                                        Name:
                                              -----------------------------
                                        Title:
                                              -----------------------------


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